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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  MAY 2, 2007


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            The following information is being furnished under Item 2.02 -- Results of Operations and Financial Condition.

            On May 2, 2007, Las Vegas Sands Corp. (the "Company") issued a press release announcing its results of operations for the first quarter ended March 31, 2007. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

            Within the Company's first quarter 2007 press release, the Company makes reference to certain non-GAAP financial measures including "adjusted net income", "adjusted earnings per diluted share", "adjusted EBITDA" and "adjusted property EBITDAR", which have directly comparable GAAP financial measures. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's financial condition, results of operations and cash flows are as follows:

            Adjusted net income and adjusted earnings per diluted share are presented as supplemental disclosure as management believes they are (1) each widely used measures of performance by industry analysts and investors and (2) a principal basis for valuation of gaming companies, as these non-GAAP measures are considered by many as an alternative measure on which to base expectations for future results. These measures also form the basis of certain internal management performance expectations. Accordingly, these measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.

            Adjusted property EBITDAR and adjusted EBITDA are supplemental non-GAAP financial measures used by management, as well as industry analysts, to evaluate operations and operating performance. In particular, management utilizes adjusted property EBITDAR to compare the operating profitability of its casinos with those of its competitors, as well as for determining certain incentive compensation. In arriving at adjusted property EBITDAR, rental expense for the HVAC plant in Las Vegas and amortization of the leasehold interest in land is added to adjusted EBITDA because the Company believes this provides a better comparison of operating profitability to its competitors. The Company is also presenting adjusted property EBITDAR because it is used by some investors as a way to measure a company's ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming


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companies have  historically  reported  EBITDAR as a  supplemental  performance measure to GAAP financial measures. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including Las Vegas Sands Corp., have historically excluded certain expenses that do not relate to the management of specific casino properties, such as pre-opening expense, development expense, and corporate expense, from their EBITDAR calculations. When evaluating adjusted property EBITDAR, investors should consider, among other factors, (1) increasing or decreasing trends in adjusted property EBITDAR and (2) how adjusted property EBITDAR compares to levels of debt and interest expense. However, adjusted property EBITDAR should not be interpreted as an
alternative   to  income  from   operations   (as  an  indicator  of  operating
performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with generally accepted accounting principles. The Company has significant uses of cash flow, including capital expenditures, interest payments and debt principal repayments, which are not reflected in adjusted property EBITDAR. Not all companies calculate EBITDAR in the same manner. As a result, adjusted property EBITDAR as presented by Las Vegas Sands Corp. may not be directly comparable to similarly titled measures presented by other companies. Adjusted property EBITDAR consists of adjusted EBITDAR for a particular property, such as The Venetian in Las Vegas and The Sands Macao in Macao. Accordingly, the measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            EXHIBIT
            NUMBER        DESCRIPTION
            -------       -----------
             99.1         Press Release, dated May 2, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 2, 2007


                                             LAS VEGAS SANDS CORP.


                                             By:    /s/ Robert P. Rozek
                                                    -------------------------
                                             Name:  Robert P. Rozek
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


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                               INDEX TO EXHIBITS



EXHIBIT NUMBER        DESCRIPTION
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     99.1             Press Release, dated May 2, 2007.